                                                                     EXHIBIT 4.1

                      SPECIMEN OF COMMON STOCK CERTIFICATE

NUMBER______                                                   __________ SHARES

                               AP HENDERSON GROUP
               Incorporated Under the Laws of the State of Nevada
                 200,000,000 Authorized Shares $0.001 par value
                                _________________


                                ----------------
                                   SEE REVERSE
                             FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT_____________________________________________________________
Is the owner of _____________________________________________________ FULLY PAID
AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

                               AP HENDERSON GROUP

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:___________________


/s/ ______________________                    /s/ ______________________________
         SECRETARY                                        PRESIDENT

                               [SEAL APPEARS HERE]

COUNTERSIGNED AND REGISTERED
         Pacific Stock Transfer Company
         500 East Warm Springs RoadSuite 240
         Las Vegas, NV 89119
By ____________________________________________
            Transfer Agent & Registrar

                               AP HENDERSON GROUP

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - under Uniform Gifts to Minors
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list

________________________________________________________________________________

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ____________________
____________________________________________________________
____________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


______________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.